Exhibit 99.1

Addentax Group Corp. and Regina Miracle International (Holdings) Limited Entered into a Collaboration Agreement to Enhance Textile and Garment Industry Services

SHENZHEN, China, March 5, 2024 /PRNewswire/ — Addentax Group Corp. (“Addentax” or the “Company”) (Nasdaq: ATXG), an integrated service provider focusing on garment manufacturing, logistics services, property management, and subleasing, has announced that it has collaborated with Hong Kong Stock Exchange listed company Regina Miracle International (Holdings) Limited (“Regina”) (HKEx: 02199). Regina is a global leading manufacturer of intimate apparel, renowned for its unique Innovative Design Manufacturing (“IDM”) business model.

Addentax and Regina have entered into a collaboration agreement aimed at producing high-quality, functional, and fashionable activewear. This agreement leverages upon Addentax’s strong manufacturing capabilities and comprehensive industry chain services with Regina’s advanced research and development technology in sportswear industry.

According to the agreement, Regina will provide its IDM business model to enhance Addentax’s activewear division. Further, the collaboration also aims to elevate product quality, streamline delivery timelines, and fortify market competitiveness in sportswear industry.

As a subsidiary brand of Addentax, ATXG adopt the brand philosophy of “Lightness, Freedom, and Joy.” Merging fashion aesthetics with athletic trends, ATXG maintains a brand tone that is both light and vibrant, promoting values of confidence, self-discipline, and a fervent desire for limitless exploration in active lifestyles. Every aspect of ATXG reflects a commitment to quality, showcasing comfortable experiences and outstanding performance through three-dimensional tailoring, innovative craftsmanship, and technologically advanced fabrics. Currently, part of ATXG’s product offerings encompass both light sportswear and outdoor collections.

About Addentax Group Corp.

Addentax Group Corp. is an integrated service provider specializing in garment manufacturing, logistics services, and property management and subleasing. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to Addentax and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of Addentax’s Annual Report on Form 10-K for the year ended March 31, 2023. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp. Corp.

Phone: + (86) 755 86961 405

simon.ng@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

Weitian Group LLC

1-718-213-7386

shunyu.zheng@weitian-ir.com